The Company’s Share-based Compensation Plan	12 Months Ended
Dec. 31, 2024
Notes and other explanatory information [abstract]
The Company’s Share-based Compensation Plan

Note	25 | The Company’s Share-based Compensation Plan

Of the total of treasury shares acquired in the framework of the Program for the repurchase of shares approved in 2008, 30,772,779 shares are earmarked for the implementation of the “Long-Term Incentive Plan”, approved in 2017, in favor of the staff in an employment relationship with the Company, in accordance with the provisions of section 67 of the Law on Capital Markets.

On April 16, 2024, 79,472 treasury shares were awarded to certain employees, beneficiaries of the aforementioned Plan. The fair value of the shares at the award date amounted to $ 60 and has been recorded in the Salaries and social security taxes line item, with a contra account in Equity. The amount recorded in Equity is net of the tax effect.

Furthermore, the Ordinary and Extraordinary Shareholders’ Meeting held on April 25, 2024 resolved to maintain the holding of the aforementioned treasury shares within the framework of the “Long-Term Incentive Plan” approved by the Shareholders’ Meeting of April 18, 2017 for another three years and to delegate to the Company’s Board of Directors the authority to make use of those shares, analyzing the advisability of awarding all or part of the treasury shares in the framework of the above-mentioned Plan and/or the advisability of selling off all or part of those shares. All this in accordance with the provisions of section 64 of Law No. 26,831.